COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of December 31, 2005
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Atlanta	2,693	$169,395	8.4%	94.3%	$728.23
Dallas	3,794	$215,747	10.7%	93.5%	$734.83
Houston	1,584	$82,053	4.1%	94.9%	$764.75
Tampa	1,120	$65,807	3.3%	97.1%	$811.32
South Florida	480	$51,627	2.5%	99.6%	$1,077.05
Large Tier Markets	9,671	$584,629	29.0%	94.7%	$763.74

Austin	1,464	$72,309	3.6%	95.6%	$697.51
Greenville	1,492	$61,845	3.1%	96.6%	$552.87
Jacksonville	3,347	$173,990	8.6%	96.0%	$775.03
Memphis	4,405	$210,666	10.5%	91.5%	$654.63
Nashville	1,855	$120,128	6.0%	95.1%	$721.77
All other middle	2,704	$129,496	6.4%	94.0%	$645.32
Middle Tier Markets	15,267	$768,434	38.2%	94.3%	$681.70

Augusta/Aiken	912	$38,288	1.9%	93.6%	$632.01
Chattanooga	943	$36,641	1.8%	96.1%	$580.16
Columbia	576	$29,992	1.5%	94.1%	$677.13
Columbus	1,293	$62,261	3.1%	91.8%	$697.12
Huntsville	544	$27,349	1.4%	93.2%	$622.18
Jackson, MS	1,577	$68,333	3.4%	96.4%	$637.52
Jackson, TN	664	$32,511	1.6%	97.7%	$608.14
Lexington	924	$58,395	2.9%	91.5%	$704.56
Little Rock	808	$38,553	1.9%	94.8%	$639.64
Macon/Warner Robins	904	$49,923	2.5%	94.6%	$672.99
Southeast Georgia	566	$26,291	1.3%	95.4%	$623.83
All other small	3,578	$192,481	9.5%	96.5%	$738.46
Small Tier Markets	13,289	$661,018	32.8%	95.0%	$672.29

Total Portfolio
(including JV properties)	38,227	$2,014,081	100.0%	94.6%	$699.18

NUMBER OF APARTMENT UNITS

	2005				2004
	December 31	September 30	June 30	March 31	December 31

100% Owned Properties	37,705	37,705	36,843	37,275	36,618
Properties in Joint Ventures	522	522	522	1,286	1,286
Total Portfolio	38,227	38,227	37,365	38,561	37,904

SAME STORE Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of the adjustment to straight-line concessions. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of December 31, 2005 unless otherwise noted

		Three Months Ended						Quarterly	Average	Twelve
		December 31, 2005					Physical	Economic	Rental	Month
	Units	Revenue		Expense	NOI		Occupancy	Occupancy (1)	Rate	Turn Rate

Atlanta	2,036	$4,256		$1,861	$2,395		94.5%	87.9%	$717.10	61.3%
Dallas	2,794	$5,048		$2,582	$2,466		94.1%	80.6%	$675.20	54.1%
Houston	1,310	$2,593		$1,354	$1,239		95.1%	81.0%	$740.43	66.9%
Tampa	1,120	$2,863		$1,042	$1,821		97.1%	95.0%	$811.32	52.9%
Large Tier Markets	7,260	$14,760		$6,839	$7,921		94.9%	85.3%	$719.72	58.3%

Austin	1,254	$2,348		$1,230	$1,118		95.7%	87.1%	$648.25	56.8%
Greenville	1,492	$2,455		$1,077	$1,378		96.6%	90.2%	$552.87	63.5%
Jacksonville	3,347	$7,993		$2,735	$5,258		96.0%	94.8%	$775.03	65.3%
Memphis	4,405	$8,009		$3,684	$4,325		91.5%	85.7%	$654.63	58.0%
Nashville	1,855	$4,113		$1,591	$2,522		95.1%	92.2%	$721.77	59.8%
All other middle	2,320	$4,361		$1,777	$2,584		94.0%	87.1%	$651.30	60.0%
Middle Tier Markets	14,673	$29,279		$12,094	$17,185		94.3%	89.7%	$679.16	60.7%

Augusta/Aiken	912	$1,698		$671	$1,027		93.6%	88.4%	$632.01	68.6%
Chattanooga	943	$1,668		$684	$984		96.1%	93.6%	$580.16	52.0%
Columbia	576	$1,114		$516	$598		94.1%	85.4%	$677.13	64.1%
Columbus	1,293	$2,595		$1,176	$1,419		91.8%	88.6%	$697.12	99.6%
Huntsville	544	$946		$382	$564		93.2%	84.1%	$622.18	55.9%
Jackson, TN	664	$1,158		$544	$614		97.7%	90.6%	$608.14	63.1%
Jackson, MS	1,577	$3,203		$1,062	$2,141		96.4%	96.4%	$637.52	58.6%
Lexington	924	$1,756		$702	$1,054		91.5%	83.5%	$704.56	58.1%
Little Rock	808	$1,580		$536	$1,044		94.8%	93.7%	$639.64	56.6%
Macon/Warner Robins	904	$1,839		$735	$1,104		94.6%	91.6%	$672.99	59.0%
All other small	4,144	$9,235		$3,238	$5,997		96.3%	94.0%	$722.81	62.5%
Small Tier Markets	13,289	$26,792		$10,246	$16,546		95.0%	91.5%	$672.29	64.4%

Operating Same Store	35,222	$70,831		$29,179	$41,652		94.7%	89.4%	$684.93	61.6%

Concession Straight-line Adjustment (2)		$1,232	(3)		$1,232	(3)
Total Same Store		$72,063			$42,884

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.
(3) Consists of $1.33 million of revenue associated with prior year leasing concessions, less $97,000 to straight-line current period activity.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2005 (PRIOR QUARTER ) AND DECEMBER 31, 2004 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Atlanta	5.5%	2.2%	-3.7%	10.9%	13.9%	-3.7%	-1.7%	-0.3%	-0.1%	-2.2%
Dallas	7.5%	6.2%	-4.1%	-3.4%	23.1%	18.6%	-0.6%	4.5%	0.1%	1.3%
Houston	6.6%	11.0%	0.1%	3.8%	14.6%	20.3%	-0.9%	3.3%	-0.1%	1.7%
Tampa	1.7%	11.7%	-5.4%	-6.7%	6.3%	26.0%	0.2%	1.4%	0.6%	2.2%
Large Tier Markets	5.6%	6.8%	-3.4%	1.0%	14.8%	12.5%	-0.9%	2.5%	0.1%	0.5%

Austin	8.0%	11.3%	-2.0%	6.3%	21.7%	17.4%	2.7%	1.9%	0.5%	2.6%
Greenville	3.0%	4.6%	-1.7%	6.2%	7.0%	3.3%	-0.7%	1.9%	1.1%	2.4%
Jacksonville	1.7%	8.5%	-2.5%	6.3%	3.9%	9.7%	-1.7%	2.7%	0.7%	2.0%
Memphis	2.4%	2.7%	1.4%	4.2%	3.3%	1.5%	-2.3%	-2.2%	0.7%	2.9%
Nashville	1.2%	5.4%	-5.6%	1.8%	6.0%	7.8%	-3.2%	-0.9%	0.7%	1.9%
All other middle	3.3%	7.0%	-3.4%	13.9%	8.4%	2.7%	-1.7%	-1.0%	0.6%	1.8%
Middle Tier Markets	2.6%	6.1%	-1.8%	6.1%	6.0%	6.1%	-1.6%	0.0%	0.7%	2.3%

Augusta/Aiken	2.6%	5.8%	-0.4%	6.3%	4.7%	5.4%	-4.1%	-0.4%	1.0%	4.3%
Chattanooga	5.8%	8.5%	-6.2%	0.3%	16.0%	15.0%	-2.1%	2.3%	1.0%	1.7%
Columbia	-2.3%	10.4%	-1.1%	0.8%	-3.2%	20.3%	-1.9%	1.4%	0.5%	3.3%
Columbus	-1.6%	1.2%	12.2%	8.2%	-10.6%	-4.0%	-4.2%	-1.9%	0.5%	1.7%
Huntsville	-0.3%	7.3%	-3.0%	-3.0%	1.6%	15.6%	-1.1%	8.1%	0.0%	-0.8%
Jackson, TN	0.8%	6.6%	-5.1%	2.8%	6.6%	10.2%	1.1%	3.9%	1.0%	2.4%
Jackson, MS	8.0%	9.5%	-7.6%	-1.6%	17.9%	16.0%	-2.0%	0.7%	0.6%	2.6%
Lexington	-0.6%	1.4%	5.6%	10.9%	-4.3%	-4.1%	-1.6%	-0.3%	0.8%	1.8%
Little Rock	0.3%	3.9%	-3.8%	2.5%	2.6%	4.6%	-2.5%	1.7%	0.5%	0.9%
Macon/Warner Robbins	-1.3%	2.1%	2.4%	3.8%	-3.7%	1.0%	-2.1%	-2.4%	-1.2%	0.3%
All other small	2.2%	7.7%	-2.8%	1.6%	5.1%	11.2%	-0.9%	2.2%	0.8%	1.7%
Small Tier Markets	1.8%	6.1%	-1.1%	2.8%	3.7%	8.3%	-1.8%	1.2%	0.6%	1.8%

Operating Same Store	2.9%	6.3%	-1.9%	3.7%	6.6%	8.1%	-1.5%	1.0%	0.5%	1.7%

Including concession straight-line adjustment:
Total Same Store	4.0%	8.3%			8.5%	11.7%

SAME STORE (Dollars in thousands)

	Three Months Ended December 31,			Percent
	2005		2004	Change
Revenues
Operating	$70,831		$66,655	6.3%
Straight-line adjustment (1)	1,232	(2)	(121)
Total Same Store	$72,063		$66,534	8.3%

Expense	$29,179		$28,139	3.7%

NOI
Operating	$41,652		$38,516	8.1%
Straight-line adjustment (1)	1,232	(2)	(121)
Total Same Store	$42,884		$38,395	11.7%

(1) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.
(2) Consists of $1.33 million of revenue associated with prior year leasing concessions, less $97,000 to straight-line current period activity.

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months Ended
	December 31, 2005		Trailing 4 Quarters

Net income	$3,610		$19,744
Depreciation	19,421		75,050
Interest expense	15,214		58,751
Loss on debt extinguishment	327		409
Amortization of deferred financing costs	600		2,011
Net (gain) loss on insurance and other
settlement proceeds	116		(749)
Gain on sale of non-depreciable assets	-		(334)
Gain on dispositions within unconsolidated entities	-		(3,034)
Net loss on insurance and other settlement
proceeds of discontinued operations	-		25
EBITDA	$39,288		$151,873

	Three Months Ended December 31,
	2005		2004

EBITDA/Debt Service	2.49x		2.39x
Fixed Charge Coverage (1)	2.10x		1.95x
Total Debt as % of Gross Real Estate Assets	57%		58%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

OTHER DATA

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2005		2004	2005	2004
PER SHARE DATA
Dividend declared per common share	$0.595		$0.585	$2.350	$2.340

DIVIDEND INFORMATION (latest declaration)
	Payment		Payment	Record
	per share		Date	Date
Common Dividend - quarterly	$0.5950		1/31/2006	1/20/2006
Preferred Series F - monthly	$0.1927		2/15/2006	2/1/2006
Preferred Series H - quarterly	$0.51875		12/23/2005	12/13/2005

DEBT AS OF DECEMBER 31, 2005
Dollars in thousands
			Average Years
		Principal	to Contract	Average
		Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)		$847,355	5.3	5.7%
Tax-free - Fixed Rate or Swapped (1)		87,015	7.5	4.5%
Preferred Series G - Called May 26, 2006		10,000	0.4	8.6%
Conventional - Variable Rate		162,246	6.5	4.8%
Tax-free - Variable Rate		10,855	14.4	4.0%
Conventional - Variable Rate - Capped (2)		11,720	3.2	4.9%
Tax-free - Variable Rate - Capped (2)		10,855	2.3	3.9%
Total Debt Outstanding		$1,140,046	5.7	5.4%

Forward Swaps (3)		$25,000	7.1	5.3%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.
(3) Represents swaps on existing debt outstanding which have not gone into effect yet.

FIXED RATE MATURITIES
Includes forward swaps

		Balance	Rate

	2006	$59,518	7.2%
	2007	92,800	5.9%
	2008	189,386	6.1%
	2009	100,230	6.5%
	2010	98,365	5.0%
	2011	133,000	5.3%
	2012	125,000	5.2%
	2013	100,000	5.2%
	Thereafter	71,071	6.2%
	Total	$969,370	5.8%